                                                                EXHIBIT 24




                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Allen I. Questrom
                                   --------------------------------------------
                                                Allen I. Questrom

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Ronald W. Tysoe
                                   --------------------------------------------
                                                Ronald W. Tysoe

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     John E. Brown
                                   --------------------------------------------
                                                John E. Brown

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Robert A. Charpie
                                   --------------------------------------------
                                                Robert A. Charpie

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Lyle Everingham
                                   --------------------------------------------
                                                Lyle Everingham

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Meyer Feldberg
                                   --------------------------------------------
                                                Meyer Feldberg

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Earl G. Graves
                                   --------------------------------------------
                                                Earl G. Graves

                              POWER OF ATTORNEY
                              -----------------



         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     George V. Grune
                                   --------------------------------------------
                                                George V. Grune

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Gertrude G. Michelson
                                   --------------------------------------------
                                                Gertrude G. Michelson

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     G. William Miller
                                   --------------------------------------------
                                                G. William Miller

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995                 /s/     Joseph Neubauer
                                   --------------------------------------------
                                                Joseph Neubauer

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          Laurence A. Tisch
                                   --------------------------------------------
                                                Laurence A. Tisch

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          Myron E. Ullman, III
                                   --------------------------------------------
                                                Myron E. Ullman, III

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          Paul W. Van Orden
                                   --------------------------------------------
                                                Paul W. Van Orden

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          Karl M. von der Heyden
                                   --------------------------------------------
                                                Karl M. von der Heyden

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          Marna C. Whittington
                                   --------------------------------------------
                                                Marna C. Whittington

                              POWER OF ATTORNEY
                              -----------------


         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.



Dated:   April 20, 1995            /s/          James M. Zimmerman
                                   --------------------------------------------
                                                James M. Zimmerman